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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  JUNE 14, 2000
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                            MCK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-27703              06-1555163
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


117 KENDRICK STREET, NEEDHAM, MASSACHUSETTS                02494
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 (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:  (617) 454-6100
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On June 14, 2000, MCK Communications, Inc., a Delaware Corporation (the "Registrant"), acquired DTI Holdings, Inc., a Texas corporation ("DTIH"), through a merger of a wholly-owned subsidiary of the Registrant with and into DTIH. DTIH is a holding company whose sole asset is a wholly-owned subsidiary, Digital Techniques, Inc., a Texas corporation ("DTI"). As consideration for such acquisition, the Registrant issued 364,601 shares of its common stock and paid $11,500,555 in cash. The Registrant financed the cash portion of the purchase price with available cash on hand.

         The Registrant also issued options to purchase 101,916 shares of Common Stock to certain employees of DTI who held options to purchase DTIH common stock (the "Awards"). The Awards were fully vested when granted.

         DTI manufactures PBX and key system enhancement products specializing in protocol conversion for recording, digital set emulation, PC-based operator consoles and LED reader boards for call centers.

         A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the press release of the Registrant with respect to the Merger is included herein as Exhibit 99.1. The Merger Agreement and the press release are incorporated by reference into this Item 2 and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS.

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K on or before August 28, 2000.

(b)      PRO FORMA FINANCIAL INFORMATION.

         The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K on or before August 28, 2000.

(c)      EXHIBITS.

         *2.1      Merger Agreement dated as of June 14, 2000 (excluding
                  schedules).
         99.1 Press Release, dated June 14, 2000, announcing the acquisition by MCK Communications, Inc. of Digital Techniques, Inc.


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*  The Registrant agrees to furnish supplementally a copy of the above-described schedules to the Commission upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MCK COMMUNICATIONS, INC.


                                                 /s/ Paul K. Zurlo
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Date:  June 28, 2000                             Name:  Paul K. Zurlo
                                                 Title:  Chief Financial Officer





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EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

*2.1      Merger Agreement dated as of June 14, 2000 (excluding schedules).

99.1 Press Release, dated June 14, 2000, announcing the acquisition by MCK Communications, Inc. of Digital Techniques, Inc.


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*  The Registrant agrees to furnish supplementally a copy of the above-described schedules to the Commission upon request.